UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
  |_|  Preliminary Proxy Statement
  |_| Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
  |_|  Definitive Proxy Statement
  |_|  Definitive Additional Materials
  |X|  Soliciting Material Pursuant to Section 240.14a-12

                        THE REYNOLDS AND REYNOLDS COMPANY
                (Name of Registrant as Specified In Its Charter)



                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1) Title of each class of securities to which transaction applies:
        Class A Common Shares, Class B Common Shares
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:
|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1) Amount previously paid:
        (2) Form, Schedule or Registration Statement No.:
        (3) Filing Party:
        (4) Date Filed:



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ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, a proxy statement of The Reynolds and Reynolds Company and other materials have been and will be filed with SEC. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE REYNOLDS AND REYNOLDS COMPANY AND THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the proxy statement (when available) as well as other filed documents containing information about The Reynolds and Reynolds Company at http://www.sec.gov, SEC's Web site. Free copies of The Reynolds and Reynolds Company's SEC filings are also available by directing a request to The Reynolds and Reynolds Company, One Reynolds Way, Dayton, Ohio 45430, Attention: Investor Relations.

PARTICIPANTS IN THE SOLICITATION

The Reynolds and Reynolds Company and its executive officers and directors and Universal Computer Systems may be deemed, under SEC rules, to be participants in the solicitation of proxies from The Reynolds and Reynolds Company shareholders with respect to the proposed transaction. Information regarding the executive officers and directors of The Reynolds and Reynolds Company is included in its definitive proxy statement for its 2006 annual meeting filed with the SEC on May 5, 2006. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contain forward looking statements, including statements relating to results of operations. These forward-looking statements are based on current expectations, estimates, forecasts and projections of future company or industry performance based on management's judgment, beliefs, current trends and market conditions. Actual outcomes and results may differ materially from what is expressed, forecasted or implied in any forward-looking statement. Forward-looking statements made by the company may be identified by the use of words such as "will," "expects," "intends," "plans," "anticipates," "believes," "seeks," "estimates," and similar expressions. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this document. For example, (1) Reynolds may be unable to obtain shareholder approval required for the transaction; (2) Reynolds may be unable to obtain regulatory approvals required for the transaction, or required regulatory approvals may delay the transaction or result in the imposition of conditions that could have a material adverse effect on Reynolds or cause the parties to abandon the transaction; (3) conditions to the closing of the transaction may not be satisfied; (4) Reynolds may be unable to achieve cost reduction and revenue growth plans; (5) the transaction may involve unexpected costs or unexpected liabilities; (6) the credit ratings of Reynolds or its subsidiaries may be different from what the parties expect; (7) the businesses of Reynolds may suffer as a result of uncertainty surrounding the transaction; (8) the timing of the initiation, progress or cancellation


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of significant contracts or arrangements, the mix and timing of services sold in a particular period; and (9) Reynolds may be adversely affected by other economic, business, and/or competitive factors. These and other factors that could cause actual results to differ materially from those expressed or implied are discussed under "Risk Factors" in the Business section of our most recent annual report on Form 10-K and other filings with the Securities and Exchange Commission. The company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

The following is the text of an e-mail sent to all associates of The Reynolds and Reynolds Company:

September 19, 2006

E-mail:  To all associates
From: Fin O'Neill
Subject:  Update on Reynolds and UCS Merger

We have had several announcements recently that I wanted to recap and to use to provide a further update on the merger.

We announced yesterday that the government has granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Act concerning our proposed merger with UCS. This concludes all of the regulatory requirements under the merger agreement. A quick reminder, however, that Reynolds and UCS continue to remain competitors until closing and Reynolds associates should act accordingly, maintaining the standards of behavior that are required by our Business Principles.

A week ago, we announced the date for the Special Meeting of shareholders to vote on the proposed merger. It will be held Oct. 23 at 11 a.m. EDT in our Headquarters building. We expect to mail the definitive proxy statement to shareholders on or about September 22, 2006.

Also note that the Special Meeting does not represent the closing date of the transaction. If the merger proposal is approved by the required vote of the shareholders, and all other customary closing conditions are met, the actual close would occur within three business days of the Special Meeting. Between now and the Special Meeting, the Human Resources Department will communicate with associates about the steps to follow regarding stock options or restricted shares you may hold.

The Reynolds Merger Integration team is making progress working with a number of key groups throughout the company as they begin to define and to work through the practical organizational and business steps required to combine the two organizations. I'm sure others of us will be involved in that activity as well, as the pace picks up for the Integration Team. If you're asked for information or involvement, please respond as fully as possible.

For now, as I have said to the leadership team, we have a business to run, we have customers to serve, business plans to execute, and momentum to generate as we close the fiscal year and prepare for the new business year. For all of us, staying focused on the business at hand is our most important job. As I reiterated in my last e-mail on this subject, the combined companies - the new Reynolds and Reynolds - will continue to deliver on the Reynolds brand promise and demonstrate our singular focus on customer needs. As we do that now, we will be able to offer a broader range of solutions and services to help our dealer customers succeed more completely than ever before.

Fin O'Neill